Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                          PRINCIPAL ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned  hereby  certifies,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Nathaniel Energy Corporation (the "Company") on Form 10-KSBA, Amendment No. 3 for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-KSBA, Amendment No. 3 fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: February 20, 2004                       /s/ Stanley Abrams
                                               ----------------------------
                                               Stanley Abrams
                                               Chief Executive Officer and
                                               Principal Accounting Officer